UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

We mailed a Notice on or about October 25, 2024 to our stockholders of record as of October 10, 2024 in connection with our Annual Meeting of Stockholders, which was held virtually (online) on December 6, 2024. At the Meeting, the stockholders voted on three matters as follows: (i) election of two Class I Directors, and all of the nominees (Berman and Mahabir) were elected, (ii) the ratification of our auditors, which was approved, and (iii) an advisory vote concerning compensation of our named executive officers, which was approved.

The first matter was the election of the members of Class I of the Board of Directors. All of the nominees received a majority of the votes cast and were elected and the tabulation of the votes (both in person and by proxy) was as follows:

Nominees for Directors	For	Withheld
Stephen Berman	6,240,695	1,941,473
Neilwantie Mahabir	8,162,957	19,211

There were 1,163,486 broker held non-voted shares represented at the Meeting with respect to this matter.

The second matter upon which the stockholders voted was the proposal to ratify the appointment by the Board of Directors of BDO USA as our independent certified public accountants for 2024, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions
9,280,670	64,649	335

There were no broker held non-voted shares represented at the Meeting with respect to this matter.

The third matter upon which the stockholders voted was an advisory vote to approve the compensation of our named executive officers, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions
4,857,830	3,154,748	169,590

There were 1,163,486 broker held non-voted shares represented at the Meeting with respect to this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: December 12, 2024
	By:	/s/ JOHN L. KIMBLE
John L. Kimble, CFO